Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
Debtor		Reporting Period:	November

Federal Tax I.D. #

CORPORATE MONTHLY OPERATING REPORT

	Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
	Business unit number:	65500		65501		65502		65503		10001

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		[1]		[1]		[1]		Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes		[1]		[1]		[1]		Yes
Copies of bank statements		[2]		[2]		[2]		[2]		[2]
Cash disbursements journals		[2]		[2]		[2]		[2]		[2]
Statement of Operations	MOR-2	Yes		Yes		Yes		Yes		Yes
Balance Sheet	MOR-3	Yes		Yes		Yes		Yes		Yes
Status of Post-petition Taxes	MOR-4	Yes		[1]		[1]		[1]		Yes
Copies of IRS Form 6123 or payment receipt		[2]		[2]		[2]		[2]		[2]
Copies of tax returns filed during reporting period		[2]		[2]		[2]		[2]		[2]
Summary of Unpaid Post-petition Debts	MOR-4	Yes		[1]		[1]		[1]		Yes
Listing of Aged Accounts Payable		Yes		[1]		[1]		[1]		[2]
Accounts Receivable Reconciliation and Aging	MOR-5	Yes		[1]		[1]		[1]		Yes
Taxes Reconciliation and Aging	MOR-5	Yes		[1]		[1]		[1]		Yes
Payments to Insiders and Professional	MOR-6	Yes		[1]		[1]		[1]		Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes		[1]		[1]		[1]		Yes
Debtor Questionnaire	MOR-7	Yes		[1]		[1]		[1]		Yes

[1] All related reports are rolled up into DNE.

[2] Not applicable for the reporting period.

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
	Debtor	Reporting Period:	November

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

Debtor:	Dynegy Northeast Generation, Inc.			Dynegy Holdings, LLC.	Consolidated
Business unit number:	65500			10001

	BANK ACCOUNTS			BANK ACCOUNTS	BANK ACCOUNTS
ACCOUNT NUMBER (LAST 4)	# 5260	# 2269	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)	# 7678	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH	1,076,326	—	1,076,326	11,071,915	12,148,240
RECEIPTS
CASH SALES	—	—	—	—	—
ACCOUNTS RECEIVABLE - PREPETITION	1,324,239	—	1,324,239	—	1,324,239
ACCOUNTS RECEIVABLE - POSTPETITION	115,980	—	115,980	—	115,980
LOANS AND ADVANCES	1,000,000	—	1,000,000	—	1,000,000
SALE OF ASSETS	—	—	—	—	—
OTHER (ATTACH LIST) [4]	1,017,980	—	1,017,980	—	1,017,980
TRANSFERS (FROM DIP ACCTS) [5]		138,000	138,000	—	138,000
TOTAL RECEIPTS	3,458,199	138,000	3,596,199	—	3,596,199

DISBURSEMENTS
NET PAYROLL	(704,564)	—	(704,564)	—	(704,564)
PAYROLL TAXES	(170,670)	—	(170,670)	—	(170,670)
SALES, USE, & OTHER TAXES		—	—	—	—
INVENTORY PURCHASES	—	—	—	—	—
SECURED/ RENTAL/ LEASES		—	—	—	—
INSURANCE		—	—	—	—
OPERATING EXPENSE AND G & A	(133,390)	—	(133,390)	—	(133,390)
FUEL PURCHASES	(566,693)	—	(566,693)	—	(566,693)
SELLING		—	—	—	—
OTHER (ATTACH LIST) [7]		—	—	(8,200)	(8,200)
OWNER DRAW *		—	—	—	—
TRANSFERS (TO DIP ACCTS) [5]	(138,000)	—	(138,000)	(1,000,000)	(1,138,000)
PROFESSIONAL FEES [6]		—	—		—
U.S. TRUSTEE QUARTERLY FEES [6]		—	—		—
COURT COSTS [6]		—	—		—
TOTAL DISBURSEMENTS	(1,713,317)	—	(1,713,317)	(1,008,200)	(2,721,517)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	1,744,882	138,000	1,882,882	(1,008,200)	874,682

CASH — END OF MONTH	2,821,207	138,000	2,959,207	10,063,715	13,022,922

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] Cash beginning of month is from November 8, 2011, the day following the November 7, 2011 petition date.

[2] DNE also has the following Zero-Balance Accounts: Payroll Tax (5302), Payroll (5294), Gross Margin & Clearing (5286), and Capex, Opex, and G&A (5278).

[3] All Receipts and Disbursements are from November 8, 2011 through November 30, 2011.

[4] The Other Receipt amount of $1,017,980 for Account # 5260 is made up of $1,000,000 return of collateral from British Gas and $17,980 credit adjustment on November 29, 2011.

[5] Represents transfers (From DIP Accts) of $138,000 for Utility Adequate Assurance Account.

[6] Due to the first month of filing no Professional Fees, Court Costs, or U.S. Trustee Quarterly Fees have been paid.

[7] Payment for DNE land appraisal paid by DH.

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
Debtor		Reporting Period:	November

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

Debtor:	Dynegy Northeast Generation, Inc.						Dynegy Holdings, LLC.
Business unit number:	65500						10001

	Concentration Account	Capex, Opex & G&A ZBA	Gross Margin & Clearing ZBA	Payroll ZBA	Payroll Tax ZBA	UAA	Concentration Account	Cash Collateral
	# 5260	# 5278	# 5286 [1]	# 5294	# 5302	# 2269	# 7678	# 0204
BALANCE PER BOOKS	2,821,207	(888)	(1,992,245)	(1,711)	—	138,000	10,063,715	27,004,452

BANK BALANCE	2,821,207	—	—	—	—	138,000	10,063,715	27,004,452
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—		—	—	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	(888)	(1,992,245)	(1,711)	—	—	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—	—	—	—	—

ADJUSTED BANK BALANCE	2,821,207	(888)	(1,992,245)	(1,711)	—	138,000	10,063,715	27,004,452

[1] On November 30, 2011 DNE made a payment for a coal shipment from Margin Account 5286.  However, the zero-balance transfer from Account 5260 did not occur until December 1, 2011 resulting in a negative balance for Account 5286 on November 30, 2011.

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
Debtor		Reporting Period:	November

STATEMENT OF OPERATIONS  (Income Statement)

MOR - 2

Debtor:	Dynegy Northeast Generation, Inc.	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Holdings, LLC
Business unit number:	65500	65502	65503	10001
	November	November	November	November

	MONTH	MONTH	MONTH	MONTH
Revenues	$—	$—	$7,090	$—
Intercompany Revenues	(8,560)	1,091,059	598,429	—
Cost of Sales	(44,350)	11,492	(289,130)	(11,781)
Intercompany Cost of Sales	—	(2)	11,378	—
Gross Margin	35,790	1,079,569	883,271	11,781
O&M Costs	4,313,920	2,765,625	2,499,426
Intercompany O&M Costs	—	—	—
Operating margin	(4,278,130)	(1,686,056)	(1,616,155)	11,781
Depreciation & Amortization	—	—	—	—
Asset Impairments	—	(8,170)	228,548	—
Goodwill Impairments	—	—	—	—
Gain or Loss on Sale of Assets	—	—	—	—
G & A	406,913	50,000	50,000	1,875,000
Reorganizational Charges	—	—	—	—
Operating income	(4,685,043)	(1,727,886)	(1,894,703)	(1,863,219)
Bankruptcy Reorg charges	—	—	—	(49,267,230)
Gain or Loss onDeconsolidation	—	—	—	—
Equity Earnings	—	—	—	(71,714,830)
Interest Expense	3,187,341	(2,796,973)	(509,032)	6,796,991
Other Income	—	—	—	7,482,014
Income (loss) before income taxes	(1,497,703)	(4,524,859)	(2,403,735)	(122,160,256)
Income Tax Provision	—	—	—	50,106,073
Income (loss) from operations	(1,497,703)	(4,524,859)	(2,403,735)	(72,054,183)
Discontinued Operations (net of tax)	—	—	—	7,153
Cumulative Effect Chg Acc Prin	—	—	—	—
Net Income (loss)	(1,497,703)	(4,524,859)	(2,403,735)	(72,047,030)
NonControllingInterest Inc/Exp	—	—	—	—
Series C Pref Stock Dividend	—	—	—
Net Inc (loss) Avail to Common Shareholders	$(1,497,703)	$(4,524,859)	$(2,403,735)	$(72,047,030)

[1] Hudson Power, one of the debtor entities is not shown in results as it has no financial activity.

[2] The above results are for the Debtors’ full month of November, including the first seven days prior to the Debtors’ filing.  The Debtors reserve the right to restate their first MOR as time permits.

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
Debtor		Reporting Period:	November

BALANCE SHEET

MOR - 3

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Holdings, LLC
Business unit number:	65500	65501	65502	65503	10001
	November	November	November	November	November
	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH

Cash and Cash Equivalents	964,363	—	4,000	4,000	10,063,715
Restricted Cash	—	—	—	—	—
ST Investments - Restricted	—	—	—	—	27,004,452
AR Affiliates	13,546	—	—	—	—
Interest Rec Interco	—	—	—	—	22,459,909
Accounts Receivable	—	—	—	39,793	8,905,984
ST Investment 93day or greater	—	—	—	—	—
Inventory:					—
Gas	—	—	—	—	—
Liquids Inventory	—	—	—	—	—
Other Inventory	—	—	43,332	352,807	—
Materials and Supplies	—	—	6,376,482	5,618,893	—
All Products	—	—	5,348,571	19,315,007	—
Risk Management Assets	—	—	—	—	—
Other Assets Taxes	—	—	—	—	—
Broker Margin	—	—	—	—	—
Prepaids & Other Assets	1,345,203	—	8,358,000	7,766,273	1,425,000
Assets held for sale current	—	—	—	—	—
Total Current Assets	2,323,112	—	20,130,386	33,096,773	69,859,059

Property, Plant and Equipment:

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
Debtor		Reporting Period:	November

Property, Plant & Equipment	(919,703,176)	—	724,247,152	470,040,570	—
Accumulated DD&A	919,703,176	—	(724,255,322)	(469,812,022)	—
Net Property, Plant and Equipment	0	—	—	—	—
Other Assets:
Investment-Consolidated Subs	285,551,300	285,551,300	—	—	6,088,078,812
Investment-Unconsolidated Subs	—	—	—	—	—
Noncurrent Risk Mgmt Assets	—	—	—	—	—
Long Term Intangible Contracts	—	—	—	—	—
Long Term Receivable Affiliate	—	—	—	—	—
LT Notes & Rec - 3rd Party					—
Other Long Term Assets	401,743,703	—	4,020,604	3,172,102	—
LT Investments - Restricted	—	—	—	—	—
Goodwill-Net	—	—	—	—	—
Deferred Income Taxes LTA	—	—	—	—	6,669,088
LT Notes and AR - IC	—	—	—	—	1,250,297,047
Net Other Assets	687,295,003	285,551,300	4,020,604	3,172,102	7,345,044,947
Total Assets	$689,618,116	$285,551,300	24,150,990	36,268,875	7,414,904,006

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
Debtor		Reporting Period:	November

BALANCE SHEET

MOR - 3

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Holdings, LLC
Business unit number:	65500	65501	65502	65503	10001
	November	November	November	November	November
	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party [3]	86,989,078	—	221,024	2,154,504	—
Accounts Payable-Affiliates	529,217	—	2,052	3,740	—
Intercompany Due To-From	(23,317,118)	—	73,879,186	225,361,731	1,706,200,313
Other Payables	—	—	—	—	—
Interest Accrued	(23,262,883)	—	20,182,404	3,080,479	—
Interest Accrued- Intercompany	881	—	—	—	9,903,458
Taxes Accrued	17,035	—	176	664	—
Other Accrued Liabilities	3,617,171	—	800,010	1,839,255	2,111,397
Def Income Taxes — Cur Liab	—	—	—	—	—
Risk Management Liabilities	—	—	—	310	—
Short Term Debt - 3rd Party	—	—	—	—	—
Short Term Debt - Affiliate	—	—	—	—	—
Short Term Debt - I/C	1,000,000	—	—	—	—
Short Term Notes Payable	—	—	—	—	—
Current Portion Of LT Debt	(203,621,354)	—	125,448,288	78,173,066	—

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
Debtor		Reporting Period:	November

Liability held for sale curr		—	—	—	—	—
Total Current Liabilities		(158,047,972)	—	220,533,140	310,613,748	1,718,215,168

Long-Term Liabilities:
LT Liability subject to compromise		—	—	—	—	3,703,127,843
Long Term Debt-3rd Party	250000	(432,589,313)	—	424,208,355	8,380,959	—
Transitional Funding Trust Notes	250010	—	—	—	—	—
Long Term Debt - Interco		—	—	—	—	1,272,000,000
Long Term Debt to Affiliates		—	—	—	—	—
Noncur Risk Mgmt Liabilities		—	—	—	—	—
Def Income Taxes — N Cur Liab		—	—	—	—	0
Other LT Liabilities		36,505,817	—	7,499,380	9,376,667	5,413,382
Leases Payable LT		—	—	—	—	—
Total Liabilities		(554,131,469)	—	652,240,874	328,371,374	6,698,756,394
Subordinated Capital		—	—	—	—	—

Equity
Receivables - Affiliates						(709,848,016)
Conv Prefered Stock Series A	300000	—	—	—	—	—
Preferred Stock-Intercompany	300001	—	—	—	—	—
Common Stock Issued - I/C		1,000	—	—	—	—
Common Stock-A	310000	—	—	—	—	500
Common Stock-B	310100	—	—	—	—	—
Treasury Stock-Total		—	—	—	—	—
Subscription Receivable		—	—	—	—	—
Addl Paid in Capital - Outside		—	—	—	—	307,805,387
Addl Paid In Capital - I/C		2,808,578,982	545,066,400	306,311,313	238,755,087	4,827,662,603
Partnership Inv/Contributions		—	—	—	—	—
Other Comprehensive Income		(13,056,880)	—	1,132,856	175,816	(7,435,979)
Dividends Other		—	—	—	—	—
Dividends/Partnership Distrib.		(2,605,529,316)	(259,515,101)	(104,821,251)	(154,693,849)	(1,752,500,178)
Retained Earnings		1,058,801,792	—	(792,694,269)	(353,279,088)	(1,551,466,088)
Current Income (Loss)		(5,045,993)	—	(38,018,533)	(23,060,465)	(398,070,617)
Total Dynegy Inc Equity		1,243,749,585	285,551,300	(628,089,884)	(292,102,499)	716,147,613
NonControlling Interest		—	—	—	—	—

Total Shareholders’ Equity		1,243,749,585	285,551,300	(628,089,884)	(292,102,499)	716,147,613
Total Liabilities & Equity		689,618,116	285,551,300	24,150,990	36,268,875	7,414,904,007

[1] The above results are for the Debtors’ full month of November, including the first seven days prior to the Debtors’ filing.  The Debtors reserve the right to restate their first MOR as time permits.

[2] This is the Debtors’ first reporting period since its filing and thus the prior reporting period is not applicable.

[3] Includes an accrued and unpaid lease amount of $82,482,840 that was due to the debtors before the filing.

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
	Debtor	Reporting Period:	November

STATUS OF POST-PETITION TAXES
MOR - 4

Debtor:	Dynegy Northeast Generation, Inc.						Dynegy Holdings, LLC
Business unit number:	65500						10001

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax [4]	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	102,330	174,124			—	—	—	—			—
FICA-Employee [1]	—	41,510	41,510			—	—	—	—			—
FICA-Employer [1]	—	56,057	56,057			—	—	—	—			—
Unemployment	—	—	—			—	—	—	—			—
Income	—	—	—			—	—	—	—			—
Other:	—	—	—			—	—	—	—			—
Total Federal Taxes [3]	—	199,897	271,691			—	—	—	—			—
State and Local
Withholding [1] & [3]	—	40,500	58,979			—	—	—	—			—
Sales/Use	—	840	—			—	—	—	—			—
Excise	—	—	—			—	—	—	—			—
Unemployment	—	—	—			—	—	—	—			—
Real Property	—	—	—			—	—	—	—			—
Personal Property	—	—	—			—	—	—	—			—
Other: [2]		48,137	—			—	—	—	—			—
Total State and Local	—	89,477	58,979			—	—	—	—			—

Total Taxes	—	289,374	330,670	—	—	—	—	—	—			—

[1]  Tax payments are totals from 3 separate payroll tax payments made on 11/10/2011, 11/23/2011, and 11/30/2011. The 11/10/2011 payment totaled $160,000 and was sent to the appropriate Governmental Authority prior to the Chapter 11 filing.

[2]  Represents $48,137 Franchise Tax Accrual

[3]  Includes a portion of $160,000 of payroll taxes that were pre-funded prior to bankruptcy filing

[4]  The Debtor is current on all post-petition payroll taxes due.

[5]  Dynegy Holdings, LLC is a holding company and has no payroll.

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due						Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable [3]	741,743.31	7,574.28	784.27	(60.67)	—	—	—	—	—	—	—	—
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Building
Rent/Leases-Equipment							—	—	—	—	—	—
Secured Debt/Adequate Protection Payments
Professional Fees [2]	—	—	—	—	—	—	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—	—	—
Other:
Other:
Total Post-petition Debts	741,743.31	7,574.28	784.27	(60.67)	—	—	—	—	—	—	—	—

[1]  The Debtor is current on Payroll and Wage liabilities.

[2]  Due to the first month of filing no Professional Fees have been paid.

[3]  The only Accounts Payable for the Debtors is related to DNE. The amount due totals $750,041.19 and is a combination of both pre and post petition. The debtors are in the process of separating the two.

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
	Debtor	Reporting Period:	November

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor:	Dynegy Northeast Generation, Inc.					Dynegy Holdings, LLC					Consolidated
Business unit number:	65500					10001

Accounts Receivable Reconciliation	Amount					Amount					Amount
Total Accounts Receivable at the beginning of the reporting period	—					—
Plus: Amounts billed during the period	—					—
Less: Amounts collected during the period	—					—
Total Accounts Receivable at the end of the reporting period	—					—

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old						—
31 - 60 days old						—
61 - 90 days old						—
91+ days old						—
Total Accounts Receivable						—

Less: Bad Debts (Amount considered uncollectible)

Net Accounts Receivable

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Taxes Payable
Total Accounts Payable

[1]  DH does not have any trade related Accounts Receivables.

[2]  DH has $22,459,909 Intercompany Interest Receivable. The Receivable is interest accruing on the $1.25 billion intercompany note between DH and Dynegy Inc.

[3]  DH has $8,905,984 in Taxes Receivable which includes $211,892 of a Canadian tax receivable from 2008.

[4]  The Debtor is current for all post-petition taxes.

[5]  DNE and its subsidiaries Dynegy Danskammer, LLC and Dynegy Roseton, LLC sell power to Dynegy Power Marketing, LLC, a sister non-debtor entity. As of November 30, 2011, DYPM did not owe any accounts receivable to DNE. As of the filing date, DNE had a net accounts payable due to DYPM of $21,193,146, comprised primarily of net swaps due to/from and mark-to-market adjustments. The debtors will maintain these positions until a final determination is made of these bankruptcy cases. DNE is allowed to continue post petition business in ordinary course for all future generation business.

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
	Debtor	Reporting Period:	November

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Holdings, LLC

Consolidated

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

TOTAL PAYMENTS TO INSIDERS

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*

TOTAL PAYMENTS TO PROFESSIONALS

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION

TOTAL PAYMENTS

[1] No payments were made during the first reporting month.

In re	Dynegy Holdings, LLC	Case No.	11-38111 (CGM)
	Debtor	Reporting Period:	November

DEBTOR QUESTIONNAIRE
MOR - 7

	Debtor:	Dynegy Northeast Generation, Inc.		Dynegy Holdings, LLC
	Business unit number:	65500		10001

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X		X
6	Have any payments been made on pre-petition liabilities this reporting period?	[A]			X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	[Bi]		[Bii]
8	Are any post petition payroll taxes past due?		X		X
9	Are any post petition State or Federal income taxes past due?		X		X
10	Are any post petition real estate taxes past due?		X		X
11	Are any other post petition taxes past due?		X		X
12	Have any pre-petition taxes been paid during this reporting period?	[C]			X
13	Are any amounts owed to post petition creditors delinquent?		X		X
14	Are any wage payments past due?		X		X
15	Have any post petition loans been been received by the Debtor from any party?	[D]			X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X		X

[A] None other than allowed per approved motions (Payroll, Payroll Taxes, Bank Fees, etc.).

[Bi] Receivables may exist from time to time on one’s books relating to settlements under the EMA Agreement but typically would clear within one day.

[Bii] DH has a receivable from DNE under the Intercompany Revolver Agreement (DIP Facility).

[C] Sales and Use Tax and Payroll Tax.

[D] Loans received by DNE from DH under Intercompany Revolver.